Business Combinations (Details) - Escola Start Ltda. ("Start") R$ in Thousands	Dec. 31, 2023 BRL (R$)
Current assets
Cash and cash equivalents	R$ 888
Trade receivables	986	[1]
Inventories	349
Other receivables	226
Total current assets	2,449
Non-current assets
Property, plant and equipment	796
Intangible assets	3,667
Intangible assets - Customer Portfolio	1,844	[2]
Intangible assets – Trademarks	1,823	[3]
Total non-current assets	4,463
Total Assets	6,912
Current liabilities
Contractual obligations and deferred income	2,766
Deferred income tax and social contribution	1,794
Other liabilities	940
Total current liabilities	5,500
Non-current liabilities
Other liabilities	16
Tax Installments	93
Total non-current liabilities	109
Total liabilities	5,609
Net identifiable assets at fair value (A)	1,303
Total Consideration transferred (B)	2,806
Non-controlling interest acquired (49%) (B)	639
Goodwill (B – A)	R$ 2,142	[4]

[1]	Accounts receivable from customers comprise gross contractual amounts due of R$1,038, of which R$52 were uncollectible on the acquisition date.
[2]	As a result of purchase price allocation, the Company identified R$ 1,844 in customer portfolio based on receivables expectation around 8% per year.
[3]	As a result of the purchase price allocation, the Company identified R$ 1,823 in trademarks, over their estimated useful lives of 13 years.
[4]	Goodwill is recognized based on expected synergies from combining the operations of the acquirees and of the acquiror, as well as an expected increase in the Company’s market-share due to the penetration of the Company’s products and services in regions where the Company did not operate before. Also, the current tax law allows the deductibility of the acquisition date goodwill and fair value of net assets acquired when a non-substantive action is taken after acquisition by the Company (i.e. when the Company merges or spins off the companies acquired) and therefore the tax and accounting bases of the net assets acquired are the same as of the acquisition date.